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                                  EXHIBIT 32.2

                 CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      I, Ronald A. Waldorf, Acting Chief Financial Officer of AcuNetx, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2007.

Date: May 15, 2007

                                                 /s/ Ronald A. Waldorf
                                                 ---------------------
                                                 Ronald A. Waldorf
                                                 Acting Chief Financial Officer